UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [   ]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to s. 240.14a-12

                         PRG-SCHULTZ INTERNATIONAL, INC.
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                (Name of Registrant as Specified in Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
    [X] No fee required.
    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[PRGX LOGO]
600 Galleria Parkway, Suite 100, Atlanta, GA  30339
Office 770.779.3900
Fax 770.779.3034
www.prgx.com

                                  April 7, 2005


Dear Shareholders of PRG-Schultz International, Inc.:


Earlier this week, we mailed out to our shareholders of record as of March 24, 2005, a copy of our 2004 Annual Report to Shareholders and our proxy statement and proxy card with return envelope for the Annual Meeting of Shareholders to be held on May 3, 2005.

Some of these packages mailed to our shareholders did not include a copy of our 2004 Annual Report on Form 10-K and Investor Information insert, both integral parts of the mailing. Also, the proxy card omitted the shareholder name and number of shares to be voted. If you sign and return this card, your vote may not be counted if the proxy tabulator cannot match the signature to a shareholder of record as of March 24, 2005.

To assure that all of our shareholders of record as of March 24, 2005, receive all of the documents that should have been included in the original mailing and all votes cast by such shareholders are counted, we have enclosed another complete package, including a blue proxy card that includes the registered name of the shareholder and the number of shares entitled to vote at our 2005 Annual Meeting.

I request that you complete, sign and return the blue proxy card enclosed in this mailing. Even if you have already sent back the first proxy card, completing and returning the blue proxy card will assure that your vote is counted.

     I apologize for the delay in delivering you a complete package. If you have any questions, please do not hesitate to contact me at (770) 779-3051.


                                            Sincerely,


                                            /s/ Clinton McKellar, Jr.
                                            Clinton McKellar, Jr.
                                            General Counsel and Secretary




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